CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, David J. Schoenwald, Chief Executive Officer and Chief Financial Officer of New Alternatives Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 2/23/2009                       /s/ David J. Schoenwald
                                      ------------------------------------------
                                      David J. Schoenwald, Chief Executive
                                      Officer and Chief Financial Officer
                                      (principal executive officer and principal
                                      financial officer)